REAL ESTATE


ADVANTUS REAL ESTATE SECURITIES FUND, INC.                 [LOGO]
ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 2000          ADVANTUS-TM-
                                                           FAMILY OF FUNDS






[EQUITY LOGO]

ADVANTUS REAL ESTATE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          6

STATEMENT OF ASSETS AND
LIABILITIES                        8

STATEMENT OF OPERATIONS            9

STATEMENTS OF CHANGES IN NET
ASSETS                            10

NOTES TO FINANCIAL STATEMENTS     11

INDEPENDENT AUDITORS' REPORT      15

FEDERAL INCOME TAX INFORMATION    16

SHAREHOLDER VOTING RESULTS        17

SHAREHOLDER SERVICES              18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

The U.S. has been enjoying an exceptional economic environment. Over the past
10 years, we have seen booming capital markets bolstered by robust economic growth and low, but rising inflation. Since June 1999, six interest rate increases engineered by the inflation-fighting Federal Reserve, have resulted in some early signs of an economic slowdown. Recent economic data (housing starts, auto sales and unemployment) indicate that the breakneck growth rate may be slowing.

We still contend that the Fed holds a bias towards tightening the money supply. As you know, the Federal Funds Rate, the overnight rate at which Federal Reserve member banks loan each other money, is a powerful tool for the Fed. Currently, short-term interest rates are higher than long-term rates, which clearly shows that the economy is in a tightening mode.

Our country's economic strength is very broad, and there are very few weak spots. The U.S. has also benefited from the expanding global economy. Large, diversified companies are doing well in the current economic climate. As capital spending remains strong, underlying support for technology grows. Companies everywhere continue to build their technology base and infrastructure.

In the equity market, valuations DO matter, as evidenced by the latest series of market corrections early in the second quarter. Capitalism has a way of bringing things back into balance. Market corrections tend to be quick and sharp. Investors may need to adjust their expectations, as double-digit equity returns may not be as commonplace as they have been over the last few years. Even though recent corrections have reigned in many stocks - particularly in the technology sector - the stock market is still strong.

So far this year, U.S. Treasury securities have been the star performers within the fixed income universe. U.S. Treasuries have benefited from a relatively low inflationary environment, the strong fiscal situation in the U.S., and the government's decision to buy back its longer-maturity debt. Corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance. Mortgage-backed securities have outperformed corporate bonds to date this year, but have lagged U.S. Treasuries.

Whenever we have a change in interest rate direction, volatility and uncertainty surface. We have witnessed volatility in the capital markets throughout the first half of 2000, and we believe this will continue through the remainder of the year. In this election year, we will witness the political posturing of both parties. It is likely, however, that whoever the presidential election in November brings to office, Americans will still enjoy a healthy, recession-free economy.

Thank you for your continued confidence and investment in the Advantus Family of Funds.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS REAL ESTATE SECURITIES FUND
PERFORMANCE UPDATE

[PHOTO]
JOSEPH BETLEJ, CFA
PORTFOLIO MANAGER
The Advantus Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income. Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in real estate and real estate-related securities.

PERFORMANCE

The Advantus Real Estate Securities Fund+ (A Shares) generated a total return of
14.89 percent* for the year ended July 31, 2000. This return marked a change in investor sentiment over the past year for Real Estate Investment Trusts (REITs) and other real estate related companies. Long-term investors returned to the attractive high dividend-yielding stocks with solid growth rates. The Fund's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of 18.37 percent for the same period.

PERFORMANCE ANALYSIS

Real estate securities' returns were strong for the year in contrast with a vast amount of volatility viewed in the broader equity markets. During the first seven months of the fiscal year (August through February), the real estate stocks fell to pressure from the high-flying "new economy" stocks that exhibited a strong following and price momentum. As the Federal Reserve continued its tightening monetary policy, with the goal of slowing domestic economic growth, investors were reacquainted with risk in the early part of 2000. Investors looked at the Fed's goal as impacting future earnings growth of companies, causing concern over the valuations attributed to technology and other stocks.

In the turbulence of the last five months, investors sought value and stability. Real estate stocks became attractive due to a healthy environment of supply and demand balance found within the real estate market. These companies were also showing earnings growth increases and higher returns on invested capital. The rise in interest rates was significantly slowing the supply of new development in these markets, making the case that the good times for real estate would continue. The recent rebound in these stocks reflected the strong underlying fundamentals of the group.

Sectors providing the best performance to the Fund were apartments, hotels, office, and industrial companies. Apartments did well due to strong occupancies and earnings. As hotel companies saw the supply/demand fundamentals turn, their valuations rebounded from their depths. Office and industrial companies continued to show strength in rental rate growth, particularly in regions with high barriers to entry for new development. In particular, the Fund's exposure to companies in California and the Northeast provided a substantial contribution to performance. Retail companies were weak due to levels of new development in the past year and concerns over consumer demand in a slowing economy. Our underweight in retail favored the Fund. Weakness for the Fund was found in investments in building material companies, real estate service companies, and net lease companies. Valuations on building materials companies dropped with the reduction in new construction starts. These companies along with net lease companies fared poorly in the face of rising interest rates.

Companies adding the strongest performance to the Fund were Spieker Properties, Essex Property Trust, AvalonBay Communities, and Pinnacle Holdings. The common theme with these companies was their property operations in supply constrained markets. Weaker performing companies for the Fund were due to event driven issues (JDN Realty) and interest rate exposure (US Restaurants). Overall, our performance was driven by the quality of our stock picking.

OUTLOOK

We believe the real estate sector's strong fundamentals should remain solid, and is poised to continue it's strength. We remain confident in the real estate markets if the Fed can continue to engineer the "soft landing" for the economy. A moderate growth economy should provide a strong foundation for performance since it does not encourage overbuilding.

We anticipate that the market will continue to distinguish the best operators and the strongest markets, and these companies will be rewarded with the best long-term performance. We will, however, be concerned about near term valuations as many of the elite REITs have been rewarded with very strong pricing, particularly if these companies dilute themselves with new equity issuance. We are also looking favorably at the hotel sector as new construction is slowing dramatically and industry fundamentals are improving.

As a whole, we see that the market for real estate securities is becoming more fairly valued. The economy remains strong and that strength should continue to drive demand for real estate. Supply continues to slow. These fundamentals may cause surprises in future earnings since many earnings models assumed a dramatically slowing economy in the second half of 2000 and into 2001. We expect the sector performance to show more normalized returns than that exhibited in the first half of 2000, and believe future performance will be driven by quality stock picking.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).
+Investment risks associated with investing in the Real Estate Securities Fund, in addition to other risks include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market values.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE ADVANTUS REAL ESTATE SECURITIES FUND,
   WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A shares of the Advantus Real Estate Securities Fund (February 25, 1999) through July 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                               One year  8.57%
                              Since inception (2/25/99)  9.42%

         CLASS A  WILSHIRE INDEX    CPI
2/25/99  $10,000         $10,000  $10,000
7/31/99   $9,904         $10,574  $10,121
1/31/00   $9,315         $10,015  $10,267
7/31/00  $11,379         $12,524  $10,486

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET      % OF STOCK
COMPANY                                        SHARES       VALUE      PORTFOLIO
-------                                       --------   -----------   ----------
Starwood Hotels & Resorts Worldwide, Inc.      17,200    $  586,950       5.2%
Equity Office Properties Trust                 17,900       545,950       4.8%
Avalonbay Communities, Inc.                     9,900       466,537       4.1%
Apartment Investment & Management Company       8,220       397,642       3.5%
AMB Property Corporation                       16,600       396,325       3.5%
Liberty Property Trust                         12,300       353,625       3.1%
General Growth Properties, Inc.                10,300       348,912       3.1%
Catellus Development Corporation               19,900       343,275       3.1%
Prologis Trust                                 13,700       319,381       2.8%
Highwoods Properties, Inc.                     11,800       318,600       2.8%
                                                         ----------      ----
                                                         $4,077,197      36.0%
                                                         ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   3.1%
Basic Materials                     0.7%
Technology                          1.9%
Capital Goods                       2.0%
Communication Services              2.1%
Consumer Cyclical                   5.4%
Real Estate                         3.7%
Real Estate Investment Trust       81.1%

ADVANTUS REAL ESTATE SECURITIES FUND
INVESTMENTS IN SECURITIES
JULY 31, 2000

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
COMMON STOCK (96.9%)
  BASIC MATERIALS (.7%)
    Construction (.7%)
   2,000   Martin Marietta Materials, Inc...................  $      84,375
                                                              -------------
  CAPITAL GOODS (2.0%)
    Manufacturing (2.0%)
   7,800   St. Joe Company..................................        232,050
                                                              -------------
  COMMUNICATION SERVICES (2.1%)
    Telecommunication (.7%)
   2,400   Crown Castle International Corporation...........         81,600
                                                              -------------
    Telephone (1.4%)
   2,900   Pinnacle Holdings, Inc. (b).....................         162,944
                                                              -------------
  CONSUMER CYCLICAL (5.4%)
    Building Materials (.2%)
   1,900   Standard Pacific Corporation.....................         24,106
                                                              -------------
    Lodging-Hotel (4.2%)
  12,200   Extended Stay America, Inc.......................        167,750
  13,200   Hilton Hotels....................................        135,300
  17,000   Host Marriott Corporation........................        189,125
                                                              -------------
                                                                    492,175
                                                              -------------
    Retail (.5%)
   1,300   Lowes Companies, Inc.............................         54,844
                                                              -------------
    Service (.5%)
   4,700   Cendant Corporation (b).........................          60,219
                                                              -------------
  FINANCIAL (84.8%)
    Real Estate (3.7%)
  19,900   Catellus Development Corporation (b)............         343,275
   3,500   Newhall Land & Farming Company...................         95,812
                                                              -------------
                                                                    439,087
                                                              -------------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
    Real Estate Investment Trust (81.1%)
  16,600   AMB Property Corporation.........................  $     396,325
   8,220   Apartment Investment & Management Company........        397,642
   9,600   Archstone Communities Trust......................        249,000
  12,000   Arden Realty, Inc................................        318,000
   9,900   Avalonbay Communities, Inc.......................        466,537
   6,200   Boston Properties, Inc...........................        257,300
   6,800   Camden Property Trust............................        212,500
   8,000   Carramerica Realty Corporation...................        239,000
   9,100   CBL & Associates Properties, Inc.................        227,500
   1,200   Charles E. Smith Residential Realty, Inc.........         53,025
   8,300   Developers Diversified Realty Corporation........        130,725
   3,500   Duke Realty LP...................................         85,750
   2,800   Eastgroup Properties, Inc........................         65,100
  17,900   Equity Office Properties Trust...................        545,950
   3,900   Equity Residential Properties Trust..............        194,512
     800   Felcor Suite Hotels, Inc.........................         17,500
   2,600   First Industrial Realty Trust....................         83,200
  11,200   Franchise Finance Corporation of America.........        268,800
  10,300   General Growth Properties, Inc...................        348,912
   6,500   Golf Trust of America, Inc.......................        101,562
  11,800   Highwoods Properties, Inc........................        318,600
  18,400   Innkeepers USA Trust.............................        190,900
   6,700   Kilroy Realty Corporation........................        177,550
   3,900   Kimco Realty Corporation.........................        160,875

              See accompanying notes to investments in securities.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
   2,300   Koger Equity, Inc................................  $      38,956
  12,300   Liberty Property Trust...........................        353,625
   2,800   Macerich Company.................................         67,025
   4,300   Meristar Hospitality Corporation.................         95,406
   6,900   Mills Corporation................................        125,925
   5,500   Mission West Properties, Inc.....................         58,781
   2,300   P.S. Business Parks, Inc.........................         58,645
  10,100   Pacific Gulf Properties, Inc.....................        257,550
   8,900   Pan Pacific Retail Properties, Inc...............        186,344
   7,400   Parkway Properties, Inc..........................        236,800
   9,600   Philips International Realty Corporation.........        164,400
   4,500   Post Properties, Inc.............................        208,687
  13,700   Prologis Trust...................................        319,381
   8,902   Public Storage, Inc..............................        228,114
   4,400   Reckson Associates Realty Corporation............        115,500
   1,726   Reckson Associates Realty Corporation B..........         46,710
  10,500   Simon Property Group, Inc........................        274,313
   3,400   Spieker Properties, Inc..........................        175,738
  17,200   Starwood Hotels & Resorts Worldwide, Inc.........        586,950
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED

   4,700   Summit Properties, Inc...........................  $     112,213
  10,700   Trammell Crow Company (b).......................         111,013
   9,800   Trizechhahn Corporation..........................        159,863
                                                              -------------
                                                                  9,488,704
                                                              -------------
  TECHNOLOGY (1.9%)
   1,000   American Tower Corporation (b)..................          42,875
   2,800   Homestore.com, Inc. (b).........................          98,000
   1,400   Manugistics Group, Inc. (b).....................          77,700
                                                              -------------
                                                                    218,575
                                                              -------------
Total common stock (cost: $9,610,605).......................     11,338,679
                                                              -------------

SHARES
------
SHORT-TERM SECURITIES (2.6%)
 310,095   Provident Institutional Fund - TempFund
            Portfolio, current rate 6.53%...................         310,095
                                                              --------------
Total short-term securities (cost: $310,095)................         310,095
                                                              --------------
Total investments in securities (cost: $9,920,700) (c)......  $   11,648,774
                                                              ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At July 31, 2000 the cost of securities for federal income tax purposes was $10,017,340. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..............................  $    1,714,951
  Gross unrealized depreciation..............................         (83,517)
                                                               --------------
  Net unrealized appreciation................................  $    1,631,434
                                                               ==============

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000

                                   ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $9,920,700)..............................  $   11,648,774
Cash in bank on demand deposit..............................              13
Receivable for Fund shares sold.............................         106,405
Receivable for investment securities sold...................         540,776
Accrued interest receivable.................................           1,738
Dividends receivable........................................           5,591
                                                              --------------
    Total assets............................................      12,303,297
                                                              --------------
                                LIABILITIES
Payable for investment securities purchased.................         585,098
Payable to Adviser..........................................          14,113
                                                              --------------
    Total liabilities.......................................         599,211
                                                              --------------
Net assets applicable to outstanding capital stock..........  $   11,704,086
                                                              ==============
Represented by:
  Capital stock - authorized 10 billion shares (Class A -
  2 billion shares, and 8 billion shares unallocated) of
  $.01 par value (note 1)...................................  $       10,419
  Additional paid-in capital................................      10,188,706
  Undistributed net investment income.......................          19,904
  Accumulated net realized losses from investments..........        (243,017)
  Unrealized appreciation on investments....................       1,728,074
                                                              --------------
    Total - representing net assets applicable to
    outstanding capital stock...............................  $   11,704,086
                                                              ==============
Net assets applicable to outstanding Class A shares.........  $   11,704,086
                                                              ==============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 1,041,865....................  $        11.23
                                                              ==============

                See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2000

Investment income:
  Interest..................................................  $       19,351
  Dividends.................................................         449,732
                                                              --------------
      Total investment income...............................         469,083
                                                              --------------
Expenses (note 4):
  Investment advisory fee...................................          61,059
  Rule 12b-1 - Class A......................................          20,353
  Administrative services fee...............................          61,200
  Transfer agent and shareholder service fee................           2,494
  Custodian fees............................................           9,300
  Auditing and accounting services..........................           9,503
  Legal fees................................................          12,205
  Directors' fees...........................................             118
  Registration fees.........................................          16,541
  Printing and shareholder reports..........................          23,208
  Insurance.................................................           3,159
  Other.....................................................           2,957
                                                              --------------
      Total expenses........................................         222,097
                                                              --------------
  Less fees and expenses waived or absorbed by Adviser and
    Distributor:
    Class A distribution fees...............................         (12,212)
    Other waived fees.......................................         (87,768)
                                                              --------------
      Total fees and expenses waived or absorbed............         (99,980)
                                                              --------------
      Total net expenses....................................         122,117
                                                              --------------
      Investment income - net...............................         346,966
                                                              --------------
Realized and unrealized gains (losses) on investments:
  Net realized losses on investments (note 3)...............        (231,575)
  Net change in unrealized appreciation or depreciation on
    investments.............................................       1,623,178
                                                              --------------
      Net gains on investments..............................       1,391,603
                                                              --------------
Net increase in net assets resulting from operations........  $    1,738,569
                                                              ==============

                See accompanying notes to financial statements.

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JULY 31, 2000 AND THE PERIOD FROM FEBRUARY 1, 1999, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1999

                                                                   2000            1999
                                                              --------------  --------------
Operations:
  Investment income - net...................................  $     346,966   $     102,732
  Net realized gain (loss) on investments...................       (231,575)         60,914
  Net change in unrealized appreciation or depreciation on
    investments.............................................      1,623,178         104,896
                                                              -------------   -------------
      Increase in net assets resulting from operations......      1,738,569         268,542
                                                              -------------   -------------
Distributions to shareholders from:
  Investment income - net:
    Class A.................................................       (332,000)       (102,732)
  Net realized gains on investments:
    Class A.................................................        (21,650)              -
  In excess of net investment income:
    Class A.................................................              -         (45,768)
                                                              -------------   -------------
      Total distributions...................................       (353,650)       (148,500)
                                                              -------------   -------------
Capital share transactions: (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................      5,339,422       6,114,356
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................        122,273          16,619
  Payments for redemption of shares:
    Class A.................................................     (1,255,437)       (138,108)
                                                              -------------   -------------
      Increase in net assets from capital share
        transactions........................................      4,206,258       5,992,867
                                                              -------------   -------------
      Total increase in net assets..........................      5,591,177       6,112,909
Net assets at beginning of period...........................      6,112,909               -
                                                              -------------   -------------
Net assets at end of period (including undistributed net
  investment income of $19,904 and $0, respectively)........  $  11,704,086   $   6,112,909
                                                              =============   =============

                See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2000

(1) ORGANIZATION

    Advantus Real Estate Securities Fund, Inc. (the Fund) was incorporated on September 25, 1998. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek total return through a combination of capital appreciation and current income.

    The Fund currently issues one class of share (Class A). Class A shares are sold subject to a front-end sales charge.

    The Fund commenced operations on February 1, 1999. On February 25, 1999, the shares became effectively registered under the Securities Exchange Act of 1933. Prior to February 25, 1999, Minnesota Life cumulatively purchased 514,002
Class A shares for $5,150,000.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and increase accumulated net realized losses by $4,938.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $145,596 which, if not offset by subsequent capital gains, will expire July 31, 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended July 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $13,421,938 and $9,280,171, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital acts as investment adviser and manager for the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .75 percent. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund has adopted a Plan of Distribution applicable to Class A shares, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $12,212 for the year ended
July 31, 2000.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund has a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

administrative services fee is equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $4,800 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended July 31, 2000, Advantus Capital voluntarily agreed to absorb $87,768 in expenses which were otherwise payable by the Fund.

    Organizational expenses, including legal fees and initial registration fees in the amount of $52,000, were incurred in connection with the start up and initial registration of the fund. These expenses were paid by Advantus Capital. The Fund does not intend to reimburse Advantus Capital for these costs.

    Sales charges received by Ascend for distributing the Fund's Class A shares amounted to $14,377.

    As of July 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................     1,007,992             96.7%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $7,850.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in Class A shares for the year ended July 31, 2000, and the period from February 1, 1999, commencement of operations, to July 31, 1999 were as follows:

                                                CLASS A
                                          -------------------
                                            2000       1999
                                          --------   --------
Sold....................................   562,429   607,945
Issued for reinvested distributions.....    12,827     1,571
Redeemed................................  (130,058)  (12,849)
                                          --------   -------
                                           445,198   596,667
                                          ========   =======

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                      CLASS A
                                                              ------------------------
                                                                          PERIOD FROM
                                                                          FEBRUARY 25,
                                                              YEAR ENDED   1999(D) TO
                                                               JULY 31,     JULY 31,
                                                                 2000         1999
                                                              ----------  ------------
Net asset value, beginning of year..........................   $ 10.25       $10.02
                                                               -------       ------
Income from investment operations:
  Net investment income.....................................       .43          .18
  Net gains on securities (both realized and unrealized)....      1.00          .31
                                                               -------       ------
    Total from investment operations........................      1.43          .49
                                                               -------       ------
Less distributions:
  Dividends from net investment income......................      (.41)        (.18)
  Distributions from net realized gains.....................      (.04)           -
  Excess distributions of net investment income.............         -         (.08)
                                                               -------       ------
    Total distributions.....................................      (.45)        (.26)
                                                               -------       ------
Net asset value, end of year................................   $ 11.23       $10.25
                                                               =======       ======
Total return (a)............................................     14.89%        4.78%
Net assets, end of year (in thousands)......................   $11,704       $6,113
Ratio of expenses to average daily net assets (c)...........      1.50%        1.50%(b)
Ratio of net investment income (loss) to average daily net
  assets (c)................................................      4.26%        4.09%(b)
Portfolio turnover rate (excluding short-term securities)...     116.8%        51.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Distributor and Adviser voluntarily waived and absorbed $99,980, and $49,930 in expenses for the year ended July 31, 2000, and the period fom February 25, 1999, date of inception, to July 31, 1999. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.72%, and 3.49%, respectively, and the ratio of net investment income to average daily net assets would have been 3.04%, and 2.10%, respectively.
(d)  Date shares became effectively registered.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Real Estate Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Real Estate Securities Fund, Inc. (the Fund) as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 2000 and the period from February 1, 1999, commencement of operations, to July 31, 1999, and the financial highlights for the year ended July 31, 2000 and the period from February 25, 1999, date shares became effectively registered, to July 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2000 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
September 8, 2000

ADVANTUS REAL ESTATE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution-taxable as dividend income, 6.84% qualifying for deductions by corporations.
September 23, 1999..........................................   $.0984
December 3, 1999*...........................................    .0266
December 21, 1999...........................................    .1028
March 23, 2000**............................................    .1765
June 22, 2000...............................................    .0336
                                                               ------
                                                               $.4379
                                                               ======
Capital gains distribution-taxable as long-term gains, 25% rate.
December 3, 1999............................................   $.0073
March 23, 2000..............................................    .0048
                                                               ------
                                                               $.0121
                                                               ======

 * Represents short-term capital gains (taxable as dividend income).
** Represents $.0023 short-term capital gains (taxable as dividend income).

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                      SHAREHOLDER VOTING RESULTS

    On April 17, 2000, a special meeting of shareholders of Advantus Real Estate Securities Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

    (1)  To elect a Board of Directors as follows:

                                           VOTES    VOTES
DIRECTOR                                    FOR    WITHHELD
--------                                  -------  --------
Charles E. Arner........................  930,552       0
Ellen S. Berscheid......................  930,552       0
Ralph D. Ebbott.........................  930,552       0
Frederick P. Feuerherm..................  930,552       0
William N. Westhoff.....................  930,552       0

    (2) To approve the elimination or modification of the following investment policies for.

                                          VOTES    VOTES    VOTES
                                           FOR    AGAINST  WITHHELD
                                         -------  -------  --------
A. Modify policy regarding borrowing
  and the issuance of senior
  securities...........................  928,256      0         0
B. Modify policy regarding
  concentration in a particular
  industry.............................  928,256      0         0
C. Modify policy regarding investments
  in real estate and commodities.......  928,256      0         0
D. Modify policy regarding lending.....  928,256      0         0
E. Eliminate policy restricting margin
  purchases and short sales............  928,256      0         0
F. Eliminate policy prohibiting
  participation in a joint trading
  account..............................  928,256      0         0

    (3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement.

                                          VOTES    VOTES    VOTES
                                           FOR    AGAINST  WITHHELD
                                         -------  -------  --------
                                         928,256      0         0

    (4) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                          VOTES    VOTES    VOTES
                                           FOR    AGAINST  WITHHELD
                                         -------  -------  --------
                                         930,552      0         0

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.Advantusfunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.Advantusfunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing
$3.2 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.53979 Rev. 9-2000